SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2005

                          ActiveCore Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)

          Nevada                          000-30397              65-6998896
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(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
       Incorporation)                                        Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario M5J-2L6
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                    (Address of principal executive offices)

                                 (416) 252-6200
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
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Item 1.01 Entry Into A Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

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Section 1. Registrant's Business and Operations.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ActiveCore Technologies, Inc., a Nevada corporation (the "Registrant" or the "Company") signed a Settlement Agreement on August 12, 2005 (the "Agreement") for the sale of one of its wholly-owned subsidiaries, Twincentric Limited, a company registered in England ("Twincentric") to Anthony James McGurk ("McGurk"). McGurk was one of the former shareholders of Twincentric who had previously sold Twincentric to the Company during the fiscal year of 2004. Since the time the Company acquired Twincentric, McGurk has been an employee of the Company and continued to operate Twincentric as a subsidiary of the Company. The consideration paid by McGurk for Twincentric was 1,400,000 shares of the Company's common stock, which had initially been issued to McGurk pursuant to the previous acquisition of Twincentric by the Company from McGurk.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement between the Company and McGurk, attached hereto as Exhibit 99.1, which is hereby incorporated by reference into this item 1.01.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

 Exhibit
  Number      Description
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  99.1         Settlement Agreement between Anthony James McGurk and ActiveCore
               Technologies, Inc. dated August 12, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACTIVECORE TECHNOLOGIES, INC.

August 18, 2005                        By: /s/ Peter Hamilton
                                           -------------------------------------
                                           Peter Hamilton
                                           Chief Executive Officer


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                                  EXHIBIT INDEX

 Exhibit
  Number      Description
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  99.1         Settlement Agreement between Anthony James McGurk and ActiveCore
               Technologies, Inc. dated August 12, 2005